SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

TEAM, INC.

(Exact name of registrant as specified in Charter)

Texas	0-9950	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Hermann Drive

Alvin, Texas 77511-6592

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 331-6154

Item 2. Acquisition or Disposition of Assets

As previously reported, on April 15, 2004, Team, Inc. (“Team”) completed the acquisition of all of the outstanding capital stock of Thermal Solutions, Inc., a Colorado corporation (“TSI”). Pursuant to the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) dated as of April 1, 2004 among Team, Team Industrial Services, Inc., a Texas corporation and an indirect wholly-owned subsidiary of Team (“Team Industrial”), TSI, the TSI shareholders and Michael J. Urban as the shareholder representative, TSI became a wholly-owned subsidiary of Team Industrial.

On April 16, 2004, Team filed a current report on Form 8-K disclosing the acquisition of TSI, but omitted the financial statements of the business acquired (required by Item 7(a) of Form 8-K) and the pro forma financial information (required by Item 7(b) of Form
8-K) as it was permitted to do pursuant to Item 7(a)(4) and Item 7(b)(2) of Form 8-K.

This current report on Form 8-K/A amends the initial current report on Form 8-K filed on April 16, 2004. Prior to the acquisition of the TSI capital stock by Team Industrial, TSI was not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the form and content of and requirements for financial statements set forth in Regulation S-X were not applicable to TSI. As a result of this, Team could not file the audited financial statements of and the pro forma financial information for the acquired business within the prescribed time period without unreasonable effort or expense.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

As indicated in Item 2 above, Team is unable to file financial statements and pro forma financial information for the acquired business at this time without unreasonable effort or expense. Team will file such statements and information on or before the 15th calendar day following this current report on Form 8-K/A.

(c)	Exhibits.

Exhibit No.	Description

*2.1	Stock Purchase Agreement dated as of April 1, 2004, by and among Registrant, Team Industrial Services, Inc. (“Team Industrial”), Thermal Solutions, Inc. (“TSI”), the TSI shareholders named therein and Michael J. Urban as the shareholder representative.

*10.1	Escrow Agreement dated April 15, 2004 by and among Registrant, Team Industrial, TSI, the TSI shareholders named therein, Michael J. Urban as the shareholder representative and Compass Bank.

*10.2	Amendment No. 9 dated as of April 15, 2004 among Registrant, Bank of America, N.A., successor by merger to NationsBank, N.A., and the financial institutions named therein.

10.3	Credit Agreement dated August 28, 1998 among Registrant, NationsBank, N.A. and the financial institutions named therein (incorporated by reference to Exhibit 2.5 to Registrant’s Current Report on Form 8-K filed September 9, 1998).

**99.1	Press Release, dated April 15, 2004, “Team Completes Thermal Solutions, Inc. Acquisition.”

*	Previously filed
**	Previously furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEAM, INC.

Date: June 29, 2004	By:	/s/ TED W. OWEN
Ted W. Owen Senior Vice President—Finance and Administration, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

*2.1	Stock Purchase Agreement dated as of April 1, 2004, by and among Registrant, Team Industrial Services, Inc. (“Team Industrial”), Thermal Solutions, Inc. (“TSI”), the TSI shareholders named therein and Michael J. Urban as the shareholder representative.

*10.1	Escrow Agreement dated April 15, 2004 by and among Registrant, Team Industrial, TSI, the TSI shareholders named therein, Michael J. Urban as the shareholder representative and Compass Bank.

*10.2	Amendment No. 9 dated as of April 15, 2004 among Registrant, Bank of America, N.A., successor by merger to NationsBank, N.A., and the financial institutions named therein.

10.3	Credit Agreement dated August 28, 1998 among Registrant, NationsBank, N.A. and the financial institutions named therein (incorporated by reference to Exhibit 2.5 to Registrant’s Current Report on Form 8-K filed September 9, 1998).

**99.1	Press Release, dated April 15, 2004, “Team Completes Thermal Solutions, Inc. Acquisition.”

*	Previously filed
**	Previously furnished